EXHIBIT A

AUDIT COMMITTEE CHARTER

SUGARMADE, INC. AUDIT COMMITTEE CHARTER December 31, 2014

The purpose of the Audit Committee of Sugarmade, Inc. (the “Company”) is to represent and assist the Board of Directors (the “Board”) in its oversight of 1) integrity of the financial reporting of the Company, 2) the independence, qualifications and performance of the Company’s external independent auditor and the performance of the internal auditors and 3) the Company’s compliance with legal and regulatory requirements. The Audit Committee also prepares the disclosure required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement.

The Audit Committee shall consist of at least at least one director of the Board. The Board shall appoint the Chairman to the Audit Committee. The Board shall appoint the members of the Audit Committee, or designate the Chairman with delegate authority to appoint members of the Audit Committee. Each member of the Audit Committee shall be financially literate and hold adequate experience to perform the duties required.

Any member of the Committee must inform the Board of Directors if he or she serves on the audit committee of three or more public companies (other than this Company and its subsidiaries) and the Board of Directors must affirmatively determine that such service does not impair the ability of such member to serve effectively on the Audit Committee in order for that member to continue serving on the Committee.

The basic purpose and responsibility of the Audit Committee shall be to advise and assist this Board in fulfilling its responsibilities for this Company and its subsidiaries and affiliates in connection with monitoring the integrity of this Company’s financial statements, financial and accounting practices, internal controls, performance of external and internal auditors, independence and qualification of the independent auditors, business ethics, and compliance with legal and regulatory requirements. The Audit Committee shall oversee these areas for this Company and all of its controlled subsidiaries and affiliates, and, to the extent practicable, for any of this Company’s subsidiaries and affiliates that it does not control. The Audit Committee shall be directly responsible for the appointment, replacement, compensation, and oversight of the work of the independent auditors, and the independent auditors shall report directly to the Audit Committee. More specifically, the Audit Committee shall:

  Satisfy itself as to the independence of the independent auditors.
  Appoint this Company’s independent auditors.
  Review and evaluate the independence, qualifications, and performance of the independent auditors, including (a) reviewing the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditor’s communications with the Audit Committee concerning independence, (b) discussing with the independent auditors any disclosed relationships or services that may impact their objectivity and independence, (c) reviewing, at least annually, the independent auditors’ reports regarding quality control procedures, including any material issues raised by internal quality control or peer reviews or by inquiries or investigations by governmental or professional authorities during the past five years with respect to independent audits performed by the independent auditors, as well as any steps taken to address such issues, (d) reviewing and evaluating the lead partner of the independent auditors, and (e) assuring regular rotation of the lead audit partner as required by law.

  Review and recommend to the Board the results of such evaluation of the independent auditors and any action the Audit Committee deems appropriate based on the evaluation, including considering whether, in order to assure continuing auditor independence, there should be regular rotation of the audit firm itself.
  Review and act upon the scope of the independent audit, including the terms of engagement and compensation of the independent auditors, pre-approve any audit and non-audit services to be performed by the independent auditors, and delegate to one or more independent members of the Committee the authority to pre-approve auditing and non-audit services provided by the independent auditors, and any such pre-approvals must be presented to the full Audit Committee at the next regularly scheduled Committee meeting.
  Set clear hiring policies with respect to employees or former employees of the independent auditors.
  Review the adequacy and direction of the internal audit function, including the appointment and replacement of the senior internal auditor.
  Review the adequacy of the internal controls of this Company and its subsidiaries and affiliates (in consultation with the independent auditors and the senior internal auditor).
  Meet to review and discuss with management and the independent auditors, prior to issuance, the audited consolidated annual and interim financial statements of this Company and its subsidiaries (the “Financial Statements”), including reviewing this Company’s specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”
  Discuss with management and the independent auditors any significant financial reporting, accounting, and audit issues and judgments (including any report or other analyses rendered by the independent auditors or management in connection with the Financial Statements) pertinent to the preparation of the Financial Statements, including the quality of this Company’s accounting principles, and any audit problems or difficulties, any significant changes in this Company’s selection or application of accounting principles, any effect of off balance sheet structures, any special audit steps adopted in light of material control deficiencies, and any major issues as to the effects of alternative generally accepted accounting principles (GAAP) methods on the Financial Statements.

  Discuss with the independent auditors matters required by Auditing Standard No. 16 (and, to the extent applicable, Statement on Auditing Standards No. 61), as may be modified or supplemented, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, any significant disputes between management and the independent auditors that arose in connection with the preparation of the Financial Statements, and management’s response.
  Receive, prior to this Company’s filing of an audit report with the Securities and Exchange Commission, (a) the independent auditors’ report on all critical accounting policies and practices to be used, (b) the independent auditors’ report on all alternative treatments within GAAP for policies and practices related to material items that have been discussed with management, including ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.
  Review disclosures made by the principal executive officer and principal financial officer in connection with the officer certifications required for this Company’s annual report on Form 10-K and the quarterly reports on Form 10-Q, regarding all significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect this Company’s ability to record, process, summarize, and report financial information, or any fraud that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.
  Based on its review and discussion with the independent auditors and management, recommend to the Board of Directors that the audited financial statements be included in this Company’s annual report on Form 10-K.
  Receive reports from attorneys (including the chief legal officer) that represent or have represented this Company, about certain information regarding credible evidence of material violations of securities law or material breach of duty to the Company, by the Company and its agents.
  Establish procedures for (a) the receipt, retention, and treatment of complaints received by this Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.
  Prepare the Audit Committee’s report that is filed with this Company’s annual proxy statement.

  (a) Review legal and regulatory matters that may have a material impact on the consolidated financial statements of this Company and its subsidiaries, including regulatory and accounting initiatives. (b) Discuss with management the Company’s programs to monitor compliance with laws, regulations, policies, and programs. (c) Review the Company’s statements of policy concerning conflicts of interest and general business ethics (including the codes of business conduct and/or ethics).
  (a) Discuss this Company’s guidelines and policies that govern the processes by which major risks are assessed and managed. (b) Discuss the major financial risk exposures and the overall steps that management has taken to monitor and control such exposures. (c) To the extent that any aspect of risk assessment and management is delegated to another committee of the Board, the Audit Committee shall generally review the processes by which such risk assessment and management are undertaken.
  Discuss the types of information to be disclosed and the types of presentation to be made in connection with this Company’s earnings press releases (paying particular attention to any use of “pro forma” or “adjusted” non GAAP information) and financial information and earnings guidance provided to analysts and rating agencies.
  Review periodically, and no less than annually, expense reimbursements paid to the Chairman of the Board, the Chief Executive Officer, and the President, if those positions are filled, and to such other officers of this Company and its subsidiaries and affiliates as may be deemed appropriate by the Committee.
  Serve as a channel of communication between the independent auditors and the Board of Directors and between the senior internal auditor and the Board, and report regularly to the Board on the Committee’s deliberations and actions taken, and any issues that arise concerning the quality or integrity of the Financial Statements, compliance with legal or regulatory requirements, performance and independence of the independent auditors, or performance of the internal auditors.
  Review and reassess annually the adequacy of the Audit Committee’s charter as set forth in this resolution and perform an annual evaluation of the Committee’s performance.

The Audit Committee shall have the authority to obtain advice and assistance from outside legal, accounting, or other advisors, as the Committee deems necessary or appropriate, without requiring Board approval.

This Company shall provide appropriate funding for the Audit Committee, as determined by the Committee, in the Committee’s capacity as a committee of the Board of Directors, for payment of (a) compensation to any independent auditors, (b) compensation to any advisors, and (c) ordinary administrative expenses that are necessary or appropriate for carrying out its duties.

The Audit Committee shall fix its own time and place of meetings and, by a majority vote of its members, and subject to the Delaware Corporation Code and this Company’s Articles of Incorporation and Bylaws, shall prescribe its own rules of procedure.

Unless otherwise designated by the Committee, the Corporate Secretary of this Company, or an Assistant Corporate Secretary, shall serve as secretary to the Audit Committee.

SECRETARY'S CERTIFICATE OF ADOPTION OF THE CHARTER

OF

SUGARMADE, INC.

AUDIT COMMITTEE

I, the undersigned, do hereby certify:

1.	That I am the duly elected and acting Secretary of Sugarmade, Inc., a Delaware Corporation.

2.	That the foregoing Charter constitutes the Charter of Sugarmade, Inc. Audit Committee as adopted by the Directors of Sugarmade, Inc., as of December 31, 2014.

IN WITNESS WHEREOF, I have hereunto subscribed my name this 31st day of December, 2014.

/s/ Jimmy Chan

_________________________

Jimmy Chan

CEO